UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2016

HCi Viocare
Exact name of registrant as specified in its charter

Nevada	000-53089	30-0428006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kintyre House, 209 Govan Road, Glasgow, Scotland	G51 1 HJ
(Address of principal executive offices)	(Zip Code)

+44 141 3700321
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the “Company”, “we,” “our” and “us” refer to HCi Viocare.

Termination of services agreement and repurchase of shares

On August 29, 2016 the Company’s subsidiary, HCi Viocare Clinics UK Ltd. approved through a termination letter (“Termination Letter”) the termination following respective resignation (“Form of resignation”) of the services agreement originally entered into with Mrs. Heleen Francoise Kist, Chief Operating Officer, on November 7, 2014 and filed on Form 8-K with the Securities and Exchange Commission on Form 8-K as of November 12, 2014.

The said agreement was extended on October 15, 2015, for another year ending September 30, 2016 and filed on Form 8-K with the Securities and Exchange Commission on Form 8-K as of October 15, 2015.

As per to the termination letter the Company has undertaken to repurchase a total of seven hundred thousand (700,000) shares of the Company at a purchase price of US$0.02 per share for total of fourteen thousand (US$14,000) USD for return to treasury and cancellation.

A copy of the Termination Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Private Placements

On September 9, 2016, the Company entered into five Private Placement Subscription Agreements (the “Agreement”) with five individuals (the “Individual”). Under the terms of the Agreements the Individuals subscribed for a total of 420,000 shares of the Company’s common stock at a purchase price of US$0.50 per share for total cash proceeds of US$210,000.00. The shares are subject to applicable resale restrictions.

Prior to the aforementioned subscription agreements, three Individuals owned 54,875, 24,000 and 31,320 shares of HCi Viocare, respectively.

A copy of the form of subscription agreements is filed as Exhibit 10.2 this Current Report on Form 8-K.

SECTION 3.   SECURITIES AND TRADING MARKETS

ITEM 3.02       UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, (“Securities Act”), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors or Certain Officers
On August 30, 2016 the Board of Directors of the Company approved the termination of the services agreement of Mrs. Heleen Francoise Kist, Chief Operation Officer of the Company following her resignation from any and all positions with the Company and its subsidiaries.

The information provided in Item 10.1 and of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Compensatory Arrangements of Certain Officers
On August 30, the Board of Directors of the Company approved the repurchase from Mrs Heleen Kist of a total of seven hundred thousand (700,000) shares of the Company at a purchase price of US$0.02 per share for total of fourteen thousand (US$14,000) USD for return to treasury and cancellation.

The information provided in Item 10.1 and of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of termination relating to services agreement between HCi Viocare Clinics UK Limited and Heleen Francoise Kist, dated August 29, 2016	Filed herewith
10.2	Form of Private Placement Subscription Agreements between the Company and the Individual subscribers	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HCi Viocare

Dated: September 22, 2016	By:	/s/ Sotirios Leontaritis
	Name:	Sotirios Leontaritis
`	Title:	President, Treasurer, CEO, and Director